Exhibit 10.6

PATENT AND TRADEMARK SECURITY AGREEMENT

This PATENT AND TRADEMARK SECURITY AGREEMENT, dated as of September 30, 2015 (this “Agreement”), is among Amarantus Bioscience Holdings, Inc. (the “Company”), and Subsidiaries of the Company, which Subsidiaries are set forth on Schedule 1 hereto (such Subsidiaries, together with the Company, collectively the “Debtors”) and the holders of the Company’s 12% Senior Secured Convertible Promissory Notes in the original aggregate principal amount of $6,076,556 (collectively, the “Notes”) signatory hereto, and their endorsees, transferees and assigns (collectively, the “Secured Parties”) certain of which Notes were sold to the Secured Parties pursuant to a Securities Purchase Agreement dated on or about the date hereof by and among Delafield Investments Limited, Dominion Capital, LLC and the Company (the “Purchase Agreement”).

WITNESSETH:

WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Notes and to consummate the other simultaneous transactions contemplated by Purchase Agreement (the “Simultaneous Transactions”), the Debtors have agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties, pari passu with each other Secured Party and through the Agent (as defined in Section 18 hereof), a security interest in certain property of the Debtors to secure the prompt payment, performance and discharge in full of all of the Debtors’ obligations under the Notes.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.          Definitions.   All terms defined in the WITNESSETH clauses or in the Security Agreement dated on or about the date hereof by and among the Debtors and the Secured Parties (the “Security Agreement”) that are not otherwise defined herein shall have the meanings given to them in the Security Agreement. In addition, the following terms have the meanings set forth below:

“Patents” means all of Company’s right, title and interest in and to patents or applications for patents, fees or royalties with respect to each, and including without limitation the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereafter arising or acquired, including without limitation the patents listed on Exhibit A.

“Security Interest” has the meaning given in Section 2.

“Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and “Subsidiaries” means collectively each and every Subsidiary of a Person. The signature page hereto of the Debtors lists, in addition to the Company, all Subsidiaries of the Company

“Trademarks” means all of Company’s right, title and interest in and to: (a) trademarks, service marks, collective membership marks, registrations and applications for registration for each, and the respective goodwill associated with each, (b) licenses, fees or royalties with respect to each, (c) the right to sue for past, present and future infringement, dilution and damages therefor, and (d) licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit B.

2.          Security Interest. Company hereby irrevocably pledges and assigns to, and grants the Secured Parties and through the Agent (as defined in Section 7 hereof) a security interest (the “Security Interest”) with power of sale to the extent permitted by law, in the Patents and in the Trademarks to secure payment of the Obligations. As set forth in the Security Agreement, the Security Interest is coupled with a security interest in substantially all of the personal property of Company. This Agreement grants only the Security Interest herein described, is not intended to and does not affect any present transfer of title of any trademark registration or application and makes no assignment and grants no right to assign or perform any other action with respect to any intent to use trademark application, unless such action is permitted under 15 U.S.C. § 1060.

3.            Representations, Warranties and Agreements. Company represents, warrants and agrees as follows:

(a)          Existence; Authority. Company is a limited liability company duly organized, validly existing and in good standing under the laws of its state of formation, and this Agreement has been duly and validly authorized by all necessary company action on the part of Company.

(b)          Patents.   Exhibit A accurately lists all Patents owned or controlled by Company as of the date hereof, or to which Company has a right as of the date hereof to have assigned to it, and accurately reflects the existence and status of applications and letters patent pertaining to the Patents as of the date hereof. If after the date hereof, Company owns, controls or has a right to have assigned to it any Patents not listed on Exhibit A, or if Exhibit A ceases to accurately reflect the existence and status of applications and letters patent pertaining to the Patents, then Company shall within 60 days provide written notice to the Secured Parties with a replacement Exhibit A, which upon acceptance by the Secured Parties shall become part of this Agreement.

(c)          Trademarks.   Exhibit B accurately lists all Trademarks owned or controlled by Company as of the date hereof and accurately reflects the existence and status of Trademarks and all applications and registrations pertaining thereto as of the date hereof; provided, however, that Exhibit B need not list common law marks (i.e., Trademarks for which there are no applications or registrations) which are not material to Company’s or any Affiliate’s business(es). If after the date hereof, Company owns or controls any Trademarks not listed on Exhibit B (other than common law marks which are not material to Company’s or any Affiliate’s business(es)), or if Exhibit B ceases to accurately reflect the existence and status of applications and registrations pertaining to the Trademarks, then Company shall promptly provide written notice to the Secured Parties with a replacement Exhibit B, which upon acceptance by the Secured Parties shall become part of this Agreement.

(d)          Affiliates. As of the date hereof, no Affiliate owns, controls, or has a right to have assigned to it any items that would, if such item were owned by Company, constitute Patents or Trademarks. If after the date hereof any Affiliate owns, controls, or has a right to have assigned to it any such items, then Company shall promptly either: (i) cause such Affiliate to assign all of its rights in such item(s) to Company; or (ii) notify the Secured Parties of such item(s) and cause such Affiliate to execute and deliver to the Secured Parties a patent and trademark security agreement substantially in the form of this Agreement.

(e)          Title. Company has absolute title to each Patent and each Trademark listed on Exhibits A and B, free and clear of all Liens except Permitted Liens (as defined in the Security Agreement). Company (i) will have, at the time Company acquires any rights in Patents or Trademarks hereafter arising, absolute title to each such Patent or Trademark free and clear of all Liens except Permitted Liens, and (ii) will keep all Patents and Trademarks free and clear of all Liens except Permitted Liens.

(f)          No Sale. Except as permitted in the Security Agreement, Company will not assign, transfer, encumber or otherwise dispose of the Patents or Trademarks, or any interest therein, without the Secured Parties’ prior written consent.

(g)         Defense. Company will at its own expense and using commercially reasonable efforts, protect and defend the Patents and Trademarks against all claims or demands of all Persons other than those holding Permitted Liens.

(h)         Maintenance. Company will at its own expense maintain the Patents and the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to obtain letters patent or trademark registrations and all affidavits, maintenance fees, annuities, and renewals possible with respect to letters patent, trademark registrations and applications therefor. Company covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Patent or Trademark, nor fail to file any required affidavit or renewal in support thereof, without first providing the Secured Parties: (i) sufficient written notice, of at least 30 days, to allow the Secured Parties to timely pay any such maintenance fees or annuities which may become due on any Patents or Trademarks, or to file any affidavit or renewal with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit or renewal, should such be necessary or desirable.

(i)          The Secured Parties’ Right to Take Action. If Company fails to perform or observe any of its covenants or agreements set forth in this Section 3, and if such failure continues for a period of five (5) calendar days after the Secured Parties gives Company written notice thereof (or, in the case of the agreements contained in subsection (h), immediately upon the occurrence of such failure, without notice or lapse of time), or if Company notifies the Secured Parties that it intends to abandon a Patent or Trademark, the Secured Parties may (but need not) perform or observe such covenant or agreement or take steps to prevent such intended abandonment on behalf and in the name, place and stead of Company (or, at the Secured Parties’ option, in the Secured Parties’ own name) and may (but need not) take any and all other actions which the Secured Parties may reasonably deem necessary to cure or correct such failure or prevent such intended abandonment.

Costs and Expenses. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Company shall pay the Secured Parties on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by the Secured Parties in connection with or as a result of the Secured Parties’ taking action under subsection (i) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by the Secured Parties at the Default Rate.

(j)           Power of Attorney. To facilitate the Secured Parties’ taking action under subsection (i) and exercising its rights under Section 6, Company hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Parties, or its delegate, as the attorney-in-fact of Company with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Company, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by Company under this Section 3, or, necessary for the Secured Parties, after an Event of Default, to enforce or use the Patents or Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Patents or Trademarks to any third party. Company hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall terminate upon the termination of the Note as provided therein and the payment and performance of all Obligations.

4.            Company’s Use of the Patents and Trademarks.       Company shall be permitted to control and manage the Patents and Trademarks, including the right to exclude others from making, using or selling items covered by the Patents and Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs and remains uncured.

5.            Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called “Event of Default”): (a) an Event of Default, as defined in the Note or the Security Agreement, shall occur; or (b) Company shall fail promptly to observe or perform any covenant or agreement herein binding on it; or (c) any of the representations or warranties contained in Section 3 or in the Security Agreement or the Purchase Agreement shall prove to have been incorrect in any material respect when made.

6.            Remedies. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Parties may, at its option, take any or all of the following actions:

(a)          the Secured Parties may exercise any or all remedies available under the Note or the Security Agreement.

(b)          the Secured Parties may sell, assign, transfer, pledge, encumber or otherwise dispose of the Patents and Trademarks.

(c)          the Secured Parties may enforce the Patents and Trademarks and any licenses thereunder, and if the Secured Parties shall commence any suit for such enforcement, Company shall, at the request of the Secured Parties, do any and all lawful acts and execute any and all proper documents required by the Secured Parties in aid of such enforcement

7.            Appointment of Agent. The Secured Parties hereby appoint DOMINION CAPITAL, LLC to act as their agent (“Agent”) for purposes of exercising any and all rights and remedies of the Secured Parties hereunder, subject to the limitations set forth in Section 29 of the Security Agreement. Such appointment shall continue until revoked in writing by a Majority in Interest of the Subordinated Lender or the Unanimous Amount, as applicable, at which time a Majority in Interest of the Subordinated Lender or Unanimous Amount, as applicable, shall appoint a new Agent. The Agent shall have the rights, responsibilities and immunities set forth in Annex A hereto.

8.            Miscellaneous.   This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Parties. A waiver signed by the Secured Parties shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Parties’ rights or remedies. All rights and remedies of the Secured Parties shall be cumulative and may be exercised singularly or concurrently, at the Secured Parties’ option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Company under this Agreement shall be given in the manner and with the effect provided in the Note. the Secured Parties shall not be obligated to preserve any rights Company may have against prior parties, to realize on the Patents and Trademarks at all or in any particular manner or order, or to apply any cash proceeds of Patents and Trademarks in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Company and the Secured Parties and their respective participants, successors and assigns and shall take effect when signed by Company and delivered to the Secured Parties, and Company waives notice of the Secured Parties’ acceptance hereof. the Secured Parties may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Parties to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by Company shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal law of New York without regard to conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

9.            All rights, powers, remedies and other provisions set forth herein are subject to the limitations and conditions set forth in the Security Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Patent and Trademark Security Agreement to be duly executed on the day and year first above written.

Amarantus Bioscience Holdings, Inc.

By:
Name:
Title:

Amarantus Therapeutics, Inc.

By:
Name:
Title:

Amarantus Therapeutics, Inc.

By:
Name:
Title:

Amarantus MA, Inc.

By:
Name:
Title:

CUTANOGEN CORPORATION

By:
Name:
Title:

[SUB 1]

By:
Name:
Title:

[SIGNATURE PAGE OF SECURED PARTIES TO PATENT AND TRADEMARK SECURITY AGREEMENT]

Name of Investing Entity: Delafield Investments Limited: ______________________

Signature of Authorized Signatory of Investing entity: _________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[Patent and Trademark Security Agreement Signature Page]

[SIGNATURE PAGE OF SECURED PARTIES TO PATENT AND TRADEMARK SECURITY AGREEMENT]

Name of Investing Entity: Delafield Investments Limited

Signature of Authorized Signatory of Investing entity: _________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Appointment as Collateral Agent accepted and agreed to:

DOMINION CAPITAL, LLC

Signature of Authorized Signatory of Investing entity: _________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[Patent and Trademark Security Agreement Signature Page]

SCHEDULE I

List of Subsidiaries

SCHEDULE A

Secured Parties

EXHIBIT A

UNITED STATES ISSUED PATENTS

[List]

UNITED STATES PATENT APPLICATIONS

[List]

FOREIGN ISSUED PATENTS

[List]

FOREIGN PATENT APPLICATIONS

[List]

EXHIBIT B

UNITED STATES ISSUED TRADEMARKS, SERVICE MARKS

AND COLLECTIVE MEMBERSHIP MARKS

REGISTRATIONS

Trademark Name	Application No.	Registration No.	Status
None

U.S. APPLICATIONS

Trademark Name	Jurisdiction	Application No.	Status
None

FOREIGN REGISTRATIONS

Trademark Name	Jurisdiction	Registration No.	Status
None

ANNEX A

to

PATENT AND TRADEMARK SECURITY

AGREEMENT

THE AGENT

1. Appointment. The Secured Parties (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Security Agreement to which this Annex A is attached (the "Agreement")), by their acceptance of the benefits of the Agreement, hereby designate DOMINION CAPITAL, LLC (“Agent”) as the Agent to act as specified herein and in the Agreement. Each Secured Party shall be deemed irrevocably to authorize the Agent to take such action on its behalf under the provisions of the Agreement and any other Document (as such term is defined in the Purchase Agreement) and/or any other agreement deemed to be a part of a Simultaneous Transaction (as such term is defined in the Purchase Agreement), including, without limitation, the Intercreditor and Subordination Agreement dated substantially the date hereof by and among the Debtors and the Secured Parties and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

2. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of the Agreement or any other Document a fiduciary relationship in respect of Debtor or any Secured Party; and nothing in the Agreement or any other Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.

3. Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Debtor and its subsidiaries in connection with such Secured Party’s investment in the Debtor, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Debtor and its subsidiaries, and of the value of the Collateral from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Agent shall not be responsible to any Debtor or any Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Document, or for the financial condition of any Debtor or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of any Debtor, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Purchase Agreement, the Notes or any of the other Documents.

4. Certain Rights of the Agent. The Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Secured Parties. To the extent practical, the Agent shall request instructions from the Secured Parties with respect to any material act or action (including failure to act) in connection with the Agreement or any other Document, and shall be entitled to act or refrain from acting in accordance with the instructions of a Majority in Interest or Unanimous Amount, as applicable; if such instructions are not provided despite the Agent’s request therefor, the Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Parties in respect of actions to be taken by the Agent; and the Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Document, and the Debtors shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing and (b) the Agent shall not be required to take any action which the Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

5. Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it. Anything to the contrary notwithstanding, the Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral exists or is owned by the Debtors or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

6. Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Debtor, the Secured Parties will jointly and severally reimburse and indemnify the Agent, in proportion to their initially purchased respective principal amounts of Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under the Agreement or any other Document, or in any way relating to or arising out of the Agreement or any other Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Agent's (and/or by Agent’s, and/or representatives of the Agent) gross negligence or willful misconduct. Prior to taking any action hereunder as Agent, the Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Agent for costs and expenses associated with taking such action.

7. Resignation by the Agent.

(a) The Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 30 days' prior written notice (as provided in the Agreement) to the Debtor and the Secured Parties. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below.

(b) Upon any such notice of resignation, the Secured Parties, acting by a Majority in Interest of the Subordinated Lenders or Unanimous Amount, as applicable, shall appoint a successor Agent hereunder.

(c) If a successor Agent shall not have been so appointed within said 30-day period, the Agent shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Secured Parties appoint a successor Agent as provided above. If a successor Agent has not been appointed within such 30-day period, the Agent may petition any court of competent jurisdiction or may interplead the Debtors and the Secured Parties in a proceeding for the appointment of a successor Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Debtor on demand.

8. Rights with respect to Collateral. Each Secured Party agrees with all other Secured Parties and the Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Documents. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under the Agreement.  After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of the Agreement including this Annex A shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.